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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


To Board of Directors
America West Holdings Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Phoenix, Arizona
December 22, 1999



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